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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15 (d) of the
                        Securities Exchange Act of 1934


                                January 23, 1998


                 ------------------------------------------------
                 Date of Report (Date of Earliest Event Reported)

                             IP TIMBERLANDS, LTD.
             (Exact name of Registrant as specified in its charter)


   Texas                        1-8859                       13-3259241
---------------           -----------------             ----------------------
 (State of                    (Commission                  (IRS Employer
Incorporation)                   File)                  Identification Number)





                   Two Manhattanville Road, Purchase, NY  10577
                   --------------------------------------------
                     (Address of Principal executive offices)


                                   914-397-1500
                                  --------------
                                  (Telephone No.)


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                        SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549

ITEM 1.        CHANGES IN CONTROL OF REGISTRANT

               N/A

ITEM 2.        ACQUISITION OR DISPOSITION OF ASSETS

               N/A

ITEM 3.        BANKRUPTCY OR RECEIVERSHIP

               N/A

ITEM 4.        CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

               N/A

ITEM 5.        OTHER EVENTS

                      IP Forest Resources, the managing general partner of IP
               Timberlands, Ltd., issued a press release on January 20, 1998, announcing that in accordance with the New York Stock Exchange rules and regulations, the ex-dividend date for the special distribution will be February 17, 1998.

ITEM 6.        RESIGNATIONS OF REGISTRANT'S DIRECTORS

               N/A

ITEM 7.        FINANCIAL STATEMENTS AND EXHIBITS

               (a)  Financial Statements:
               N/A

               (b)  Pro Forma Financial Information:

               N/A

               (c)   Exhibits

                     (99) Press release dated January 20, 1998.

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ITEM 8.        CHANGES IN FISCAL YEAR

               N/A


                                  Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                   IP TIMBERLANDS, LTD.
                                   BY:  IP Forest Resources Company
                                   (Managing General Partner)
                                   (Registrant)



Date: January 23, 1998             /S/ CAROL M. SAMALIN
      Purchase, NY                 --------------------
                                   Carol M. Samalin
                                   Assistant Secretary